Exhibit 99.2

Draft 5/7/2014

Draft 5/7/2014

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

Pre-tax Operating Income (Loss) (1)

Life Marketing	$23,707	$24,673	$29,218	$32,700	$23,485	$23,707	$23,485
Acquisitions	34,377	29,435	29,429	60,762	60,996	34,377	60,996
Annuities	43,398	36,382	50,866	53,484	51,643	43,398	51,643
Stable Value Products	17,844	22,464	19,206	21,047	17,397	17,844	17,397
Asset Protection	6,081	7,384	6,827	6,503	6,369	6,081	6,369
Corporate & Other	(18,332)	(2,483)	(14,251)	(5,496)	(14,855)	(18,332)	(14,855)
Total Pre-tax Operating Income	$107,075	$117,855	$121,295	$169,000	$145,035	$107,075	$145,035

Balance Sheet Data

Total Assets	$58,573,487	$58,162,886	$58,460,511	$68,784,107	$70,030,975
Total Shareowners’ Equity	$4,541,292	$3,837,991	$3,638,532	$3,714,794	$4,265,066
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,941,969	$3,036,797	$3,112,444	$3,220,728	$3,288,302

Stock Data

Closing Price	$35.80	$38.41	$42.55	$50.66	$52.59
Average Shares Outstanding
Basic	79,139,392	79,404,770	79,492,274	79,540,583	79,608,461	79,139,392	79,608,461
Diluted	80,706,744	81,087,238	80,852,078	81,053,787	80,872,152	80,706,744	80,872,152

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared. See Page 5 for a reconciliation of “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Shareowners’ equity”.

Draft 5/7/2014

Financial Strength Ratings as of March 31, 2014

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—
MONY Life Insurance Company	A+	A	A+	A2

Draft 5/7/2014

Consolidated Statements of Income

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$726,847	$756,331	$657,218	$841,255	$815,896	$726,847	$815,896
Reinsurance ceded	(335,350)	(390,490)	(270,730)	(380,625)	(327,713)	(335,350)	(327,713)
Net premiums and policy fees	391,497	365,841	386,488	460,630	488,183	391,497	488,183
Net investment income	457,634	466,220	454,275	539,952	538,163	457,634	538,163
RIGL - derivatives	7,385	143,881	41,326	(4,461)	(105,350)	7,385	(105,350)
RIGL - all other investments	(4,145)	(109,978)	(19,508)	10,094	72,114	(4,145)	72,114

OTTI losses	(1,340)	(1,789)	(6,635)	(1,177)	(423)	(1,340)	(423)
Portion recognized in OCI (before taxes)	(3,244)	(2,211)	(2,046)	(4,005)	(1,168)	(3,244)	(1,168)
Net impairment losses recognized in earnings	(4,584)	(4,000)	(8,681)	(5,182)	(1,591)	(4,584)	(1,591)
Other income	85,027	94,392	98,794	116,102	99,039	85,027	99,039
Total revenues	932,814	956,356	952,694	1,117,135	1,090,558	932,814	1,090,558

BENEFITS & EXPENSES
Benefits and settlement expenses	581,880	557,866	624,577	715,434	728,519	581,880	728,519
Amortization of deferred policy acquisition costs and value of business acquired	52,239	74,946	22,446	43,267	55,582	52,239	55,582
Other operating expenses	138,061	123,661	121,136	141,851	138,097	138,061	138,097
Interest expense - subsidiaries	11,105	11,511	12,169	12,707	12,599	11,105	12,599
Interest expense - holding company - other debt	23,434	22,891	21,777	21,796	22,088	23,434	22,088
Interest expense - holding company - subordinated debt	8,468	8,468	8,468	8,468	8,468	8,468	8,468
Total benefits and expenses	815,187	799,343	810,573	943,523	965,353	815,187	965,353

INCOME BEFORE INCOME TAX	117,627	157,013	142,121	173,612	125,205	117,627	125,205
Income tax expense	39,336	53,814	49,060	54,699	41,566	39,336	41,566
NET INCOME	$78,291	$103,199	$93,061	$118,913	$83,639	$78,291	$83,639

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.89	$0.96	$0.98	$1.43	$1.19
RIGL - derivatives	0.16	1.27	0.46	0.10	(0.71)
RIGL - all other investments	(0.08)	(0.96)	(0.29)	(0.06)	0.55
Net income-diluted	$0.97	$1.27	$1.15	$1.47	$1.03
Average shares outstanding-diluted	80,706,744	81,087,238	80,852,078	81,053,787	80,872,152
Dividends paid	$0.18	$0.20	$0.20	$0.20	$0.20
PER SHARE DATA FOR YTD
Operating income - diluted (1)	$0.89	$1.84	$2.82	$4.26	$1.19
RIGL - derivatives	0.16	1.44	1.90	1.99	(0.71)
RIGL - all other investments	(0.08)	(1.04)	(1.33)	(1.39)	0.55
Net income - diluted	$0.97	$2.24	$3.39	$4.86	$1.03
Average shares outstanding - diluted	80,706,744	80,898,042	80,882,552	80,925,713	80,872,152
Dividends paid	$0.18	$0.38	$0.58	$0.78	$0.20

(1) “Operating Income” is a non-GAAP financial measure.  “Net income” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/7/2014

Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014
ASSETS

Fixed maturities, at fair value	$30,065,491	$28,922,966	$28,323,215	$34,815,931	$36,076,644
Fixed maturities, at amortized cost	315,000	335,000	350,000	365,000	385,000
Equity securities	415,176	446,518	461,231	646,027	716,985
Mortgage loans	4,835,917	4,773,709	4,794,924	5,486,417	5,390,844
Investment real estate	18,952	16,178	18,750	20,413	20,351
Policy loans	862,202	855,780	856,333	1,815,744	1,793,110
Other long-term investments	348,394	429,987	482,367	521,811	509,766
Long-term investments	36,861,132	35,780,138	35,286,820	43,671,343	44,892,700
Short-term investments	161,506	172,011	216,224	134,146	194,299
Total investments	37,022,638	35,952,149	35,503,044	43,805,489	45,086,999
Cash	275,103	255,712	354,449	466,542	407,532
Accrued investment income	361,463	365,483	364,233	465,333	490,723
Accounts and premiums receivable	104,539	96,819	76,138	127,830	128,899
Reinsurance receivable	5,842,124	5,832,194	5,744,801	6,175,115	6,194,131
Deferred policy acquisition costs and value of business acquired	3,262,029	3,414,988	3,307,513	3,584,199	3,405,259
Goodwill	107,786	107,012	106,237	105,463	104,688
Property and equipment, net	48,590	49,492	51,806	52,403	53,611
Other assets	272,760	305,752	343,015	426,677	420,604
Current/Deferred income tax	—	—	23,970	—	—
Assets related to separate accounts
Variable annuity	10,670,833	11,162,856	11,921,925	12,791,438	12,946,329
Variable universal life	605,622	620,429	663,380	783,618	792,200

TOTAL ASSETS	$58,573,487	$58,162,886	$58,460,511	$68,784,107	$70,030,975

Draft 5/7/2014

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$21,793,320	$21,932,062	$22,029,491	$29,699,025	$29,811,041
Unearned premiums	1,426,496	1,454,003	1,512,909	1,549,815	1,560,585
Stable value product account balances	2,544,609	2,579,172	2,531,262	2,559,552	2,537,504
Annuity account balances	10,524,393	10,509,829	10,431,938	11,207,553	11,113,637
Other policyholders’ funds	569,533	577,821	602,978	1,214,380	1,301,773
Repurchase program borrowings	300,000	340,000	100,000	350,000	475,000
Other liabilities	1,375,962	1,225,042	1,177,807	1,142,887	1,227,464
Deferred income taxes	1,690,052	1,318,175	1,239,796	1,069,530	1,310,111
Income tax payable	4,782	13	—	13,474	57,235
Non-recourse funding obligations	596,000	604,900	619,900	562,448	582,437
Debt	1,390,000	1,460,000	1,450,000	1,585,000	1,510,000
Subordinated debt securities	540,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	10,670,833	11,162,856	11,921,925	12,791,438	12,946,329
Variable universal life	605,622	620,429	663,380	783,618	792,200
TOTAL LIABILITIES	54,032,195	54,324,895	54,821,979	65,069,313	65,765,909

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	599,514	606,523	602,072	606,934	601,367
Treasury stock	(203,698)	(203,385)	(200,637)	(200,416)	(195,192)
Retained earnings	2,501,765	2,589,271	2,666,621	2,769,822	2,837,739
Accumulated other comprehensive income (loss)	1,599,323	801,194	526,088	494,066	976,764
TOTAL SHAREOWNERS’ EQUITY	4,541,292	3,837,991	3,638,532	3,714,794	4,265,066
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$58,573,487	$58,162,886	$58,460,511	$68,784,107	$70,030,975

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$57.89	$48.91	$46.31	$47.28	$54.09
Less: Accumulated other comprehensive income (loss)	20.39	10.21	6.69	6.29	12.38
Excluding accumulated other comprehensive income (loss) (1)	$37.50	$38.70	$39.62	$40.99	$41.71

Total Shareowners’ Equity	$4,541,292	$3,837,991	$3,638,532	$3,714,794	$4,265,066
Less: Accumulated other comprehensive income (loss)	1,599,323	801,194	526,088	494,066	976,764
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,941,969	$3,036,797	$3,112,444	$3,220,728	$3,288,302

Common shares outstanding	78,449,071	78,465,053	78,562,547	78,577,446	78,845,837
Treasury Stock shares	10,327,889	10,311,907	10,214,413	10,199,514	9,931,123

(1) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 5/7/2014

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

CALCULATION OF NET INCOME PER SHARE

Net income	$78,291	$103,199	$93,061	$118,913	$83,639	$78,291	$83,639

Average shares outstanding - basic	79,139,392	79,404,770	79,492,274	79,540,583	79,608,461	79,139,392	79,608,461
Average shares outstanding - diluted	80,706,744	81,087,238	80,852,078	81,053,787	80,872,152	80,706,744	80,872,152

Net income-basic	$0.99	$1.30	$1.17	$1.50	$1.05	$0.99	$1.05
Net income-diluted	$0.97	$1.27	$1.15	$1.47	$1.03	$0.97	$1.03

Income from continuing operations	$78,291	$103,199	$93,061	$118,913	$83,639	$78,291	$83,639

EPS (basic)	$0.99	$1.30	$1.17	$1.50	$1.05	$0.99	$1.05
EPS (diluted)	$0.97	$1.27	$1.15	$1.47	$1.03	$0.97	$1.03

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$7,385	$143,881	$41,326	$(4,461)	$(105,350)	$7,385	$(105,350)
VA GMWB economic cost	12,923	14,588	15,782	16,444	16,987	12,923	16,987
RIGL - all other investments	(8,729)	(113,978)	(28,189)	4,912	70,523	(8,729)	70,523
Amortization related to DAC/VOBA and benefits and settlement expenses	(1,027)	(5,333)	(8,093)	(12,283)	(1,990)	(1,027)	(1,990)
	10,552	39,158	20,826	4,612	(19,830)	10,552	(19,830)
Tax effect	(3,693)	(13,706)	(7,289)	(1,614)	6,941	(3,693)	6,941
	$6,859	$25,452	$13,537	$2,998	$(12,889)	$6,859	$(12,889)

RIGL - derivatives per share-diluted	$0.16	$1.27	$0.46	$0.10	$(0.71)	$0.16	$(0.71)
RIGL - all other investments per share-diluted	$(0.08)	$(0.96)	$(0.29)	$(0.06)	$0.55	$(0.08)	$0.55

OPERATING INCOME PER SHARE (1)

Net income-diluted	$0.97	$1.27	$1.15	$1.47	$1.03	$0.97	$1.03
Less: RIGL - derivatives per share-diluted	0.16	1.27	0.46	0.10	(0.71)	0.16	(0.71)
Less: RIGL - all other investments per share-diluted	(0.08)	(0.96)	(0.29)	(0.06)	0.55	(0.08)	0.55
Operating income per share-diluted	$0.89	$0.96	$0.98	$1.43	$1.19	$0.89	$1.19

NET OPERATING INCOME (1)

Net income	$78,291	$103,199	$93,061	$118,913	$83,639	$78,291	$83,639
Less: RIGL - derivatives net of tax	13,200	103,004	37,120	7,789	(57,436)	13,200	(57,436)
Less: RIGL - all other investments net of tax and amortization	(6,341)	(77,552)	(23,583)	(4,791)	44,547	(6,341)	44,547
Net operating income	$71,432	$77,747	$79,524	$115,915	$96,528	$71,432	$96,528

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$117,627	$157,013	$142,121	$173,612	$125,205	$117,627	$125,205
Less: RIGL - derivatives	7,385	143,881	41,326	(4,461)	(105,350)	7,385	(105,350)
Less: VA GMWB economic cost	12,923	14,588	15,782	16,444	16,987	12,923	16,987
Less: RIGL - all other investments	(8,729)	(113,978)	(28,189)	4,912	70,523	(8,729)	70,523
Less: Amortization related to DAC/VOBA and benefits and settlement expenses	(1,027)	(5,333)	(8,093)	(12,283)	(1,990)	(1,027)	(1,990)
Pre-tax operating income	$107,075	$117,855	$121,295	$169,000	$145,035	$107,075	$145,035

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income” and “Net Income Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 5/7/2014

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

Total Portfolio

Fixed Maturities	$30,380.5	$29,258.0	$28,673.2	$35,180.9	$36,461.6	81%
Mortgage Loans	4,835.9	4,773.7	4,794.9	5,486.4	5,390.8	12%
Investment Real Estate	18.9	16.2	18.8	20.4	20.4	0%
Equity Securities	415.2	446.5	461.2	646.0	717.0	2%
Policy Loans	862.2	855.8	856.3	1,815.8	1,793.1	4%
Short-Term Investments	161.5	172.0	216.2	134.2	194.3	0%
Other Long-Term Investments	348.4	430.0	482.4	521.8	509.8	1%
Total Invested Assets	$37,022.6	$35,952.2	$35,503.0	$43,805.5	$45,087.0	100%

Draft 5/7/2014

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

Fixed Income

Corporate Bonds	$22,417.5	$21,610.4	$21,253.0	$27,286.2	$28,379.7	78%
Residential Mortgage-Backed Securities	2,072.4	1,907.1	1,772.4	1,756.0	1,742.5	5%
Commercial Mortgage-Backed Securities	1,093.2	1,113.8	1,080.6	1,129.2	1,183.5	3%
Other Asset-Backed Securities	1,109.0	1,181.4	1,138.9	1,160.2	1,146.1	3%
U.S. Government-related Securities	1,503.8	1,382.5	1,417.3	1,704.1	1,719.6	5%
Other Government-related Securities	152.2	122.9	98.6	108.5	106.7	0%
States, Municipals and Political Subdivisions	1,717.4	1,604.9	1,562.4	1,671.7	1,798.5	5%
Other	315.0	335.0	350.0	365.0	385.0	1%
Total Fixed Income Portfolio	$30,380.5	$29,258.0	$28,673.2	$35,180.9	$36,461.6	100%

Fixed Income - Quality

AAA	14.4%	14.4%	14.4%	12.5%	12.2%
AA	7.0%	6.9%	6.9%	7.0%	7.1%
A	31.5%	30.9%	30.3%	32.2%	32.6%
BBB	39.6%	40.6%	41.0%	41.7%	41.7%
Below investment grade	6.5%	6.1%	6.2%	5.6%	5.3%
Not rated	1.0%	1.1%	1.2%	1.0%	1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 5/7/2014

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

NAIC Rating
1	55.78%	54.98%	53.87%	53.24%	53.57%
2	38.74%	39.67%	39.57%	41.27%	41.09%
3	3.22%	3.04%	4.01%	3.60%	3.56%
4	0.58%	0.64%	0.82%	0.53%	0.43%
5	0.46%	0.39%	0.38%	0.25%	0.19%
6	0.09%	0.09%	0.09%	0.04%	0.04%
Not Rated (1)	1.13%	1.19%	1.26%	1.07%	1.12%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.35%	4.16%	5.30%	4.42%	4.22%

Note:  NAIC Ratings reflect statutory carrying values

(1)  Special purpose vehicle note held in Golden Gate V

Draft 5/7/2014

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

Mortgage Loans - Type

Retail	68.0%	67.8%	67.1%	60.6%	60.5%
Apartments	8.7%	9.0%	9.0%	11.8%	12.1%
Office Buildings	13.9%	13.8%	13.6%	14.9%	14.7%
Warehouses	7.3%	7.4%	8.2%	7.4%	7.2%
Miscellaneous	2.1%	2.0%	2.1%	5.3%	5.5%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$1.7	$3.0	$—	$—	$6.2
90 Days Past Due	19.5	14.6	9.3	2.2	2.2
Foreclosed Real Estate	—	—	3.9	10.5	—
	$21.2	$17.6	$13.2	$12.7	$8.4 (1)

% of Commercial Mortgage Loan Portfolio	0.4%	0.4%	0.3%	0.2%	0.2%

(1)  Includes $2.2 million of nonperforming loans subject to a pooling and servicing agreement as of March 31, 2014.

Draft 5/7/2014

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$0.1	$—	$—	$—	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	12.8	11.0	9.8	9.4	9.0
Total	$12.9	$11.0	$9.8	$9.4	$9.0

Modco Trading Portfolio

Rating
AAA	$546.7	$440.1	$430.9	$419.9	$427.4
AA	233.2	286.0	265.5	266.2	271.2
A	828.2	847.1	836.2	854.0	869.0
BBB	992.5	922.8	920.2	924.5	941.2
Below investment grade	354.7	345.5	320.2	324.5	320.0
Short-term investments	110.6	91.6	106.4	52.4	71.4
Total	$3,065.9	$2,933.1	$2,879.4	$2,841.5	$2,900.2

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 5/7/2014

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$5.0	$—	$—	$—	$—	$5.0
BBB	1.4	—	—	—	—	1.4
Below investment grade	392.5	—	—	—	—	392.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$398.9	$—	$—	$—	$—	$398.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$0.1	$—	$—	$—	$—	$0.1
BBB	0.1	—	—	—	—	0.1
Below investment grade	41.0	—	—	—	—	41.0
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$41.2	$—	$—	$—	$—	$41.2

Draft 5/7/2014

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$549.2	$315.0	$26.8	$147.2	$23.0	$1,061.2
AA	0.2	—	—	—	2.8	3.0
A	12.3	—	—	—	—	12.3
BBB	7.5	—	—	—	—	7.5
Below investment grade	257.6	—	—	—	—	257.6
Total mortgage-backed securities collateralized by prime loans	$826.8	$315.0	$26.8	$147.2	$25.8	$1,341.6

Includes $937.3 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$23.2	$8.8	$(0.5)	$(1.7)	$(2.1)	$27.7
AA	—	—	—	—	—	—
A	0.8	—	—	—	—	0.8
BBB	0.5	—	—	—	—	0.5
Below investment grade	12.3	—	—	—	—	12.3
Total mortgage-backed securities collateralized by prime loans	$36.8	$8.8	$(0.5)	$(1.7)	$(2.1)	$41.3

Draft 5/7/2014

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of March 31, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$148.3	$210.3	$303.4	$138.3	$20.7	$821.0
AA	50.2	37.9	41.6	29.2	17.5	176.4
A	68.9	51.4	13.3	18.9	—	152.5
BBB	33.6	—	—	—	—	33.6
Total commercial mortgage-backed securities	$301.0	$299.6	$358.3	$186.4	$38.2	$1,183.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$8.2	$17.2	$(2.0)	$(2.1)	$—	$21.3
AA	2.5	2.8	(2.4)	(0.9)	—	2.0
A	2.4	—	(1.1)	(1.5)	—	(0.2)
BBB	0.5	—	—	—	—	0.5
Total commercial mortgage-backed securities	$13.6	$20.0	$(5.5)	$(4.5)	$—	$23.6

Draft 5/7/2014

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of March 31, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$478.0	$15.7	$32.3	$19.0	$6.5	$551.5
AA	153.9	—	63.4	—	—	217.3
A	62.0	51.1	87.3	33.6	—	234.0
BBB	6.4	—	—	—	—	6.4
Below investment grade	136.9	—	—	—	—	136.9
Total other asset-backed securities	$837.2	$66.8	$183.0	$52.6	$6.5	$1,146.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(38.4)	$0.9	$(0.1)	$0.1	$—	$(37.5)
AA	(14.8)	—	(0.4)	—	—	(15.2)
A	6.0	3.7	0.3	(0.1)	—	9.9
BBB	0.2	—	—	—	—	0.2
Below investment grade	11.5	—	—	—	—	11.5
Total other asset-backed securities	$(35.5)	$4.6	$(0.2)	$—	$—	$(31.1)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 5/7/2014

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$418,705	$442,338	$356,809	$416,280	$412,111	$418,705	$412,111
Reinsurance ceded	(207,662)	(255,180)	(145,075)	(230,106)	(194,019)	(207,662)	(194,019)
Net premiums and policy fees	211,043	187,158	211,734	186,174	218,092	211,043	218,092
Net investment income	127,248	130,054	129,935	134,428	133,963	127,248	133,963
Other income	29,335	29,809	32,144	31,867	32,513	29,335	32,513
Total operating revenues	367,626	347,021	373,813	352,469	384,568	367,626	384,568
RIGL - investments	—	—	3,603	274	198	—	198
RIGL - derivatives	—	—	—	—	—	—	—
Total revenues	367,626	347,021	377,416	352,743	384,766	367,626	384,766

BENEFITS & EXPENSES
Benefits and settlement expenses	280,766	256,073	330,156	275,624	293,805	280,766	293,805
Amortization of deferred policy acquisition costs and value of business acquired	14,022	27,066	(24,284)	8,034	24,032	14,022	24,032
Other operating expenses	49,131	39,209	38,723	36,111	43,246	49,131	43,246
Operating benefits and expenses	343,919	322,348	344,595	319,769	361,083	343,919	361,083
Amortization related to benefits and settlement expenses	—	—	483	30	5	—	5
Amortization of DAC/VOBA related to realized gains (losses) - investments (1)	—	—	819	117	29	—	29
Total benefits and expenses	343,919	322,348	345,897	319,916	361,117	343,919	361,117

INCOME BEFORE INCOME TAX	23,707	24,673	31,519	32,827	23,649	23,707	23,649

Adjustments to Reconcile to Operating Income:
Less: RIGL	—	—	3,603	274	198	—	198
Less: amortization related to benefits and settlement expenses	—	—	(483)	(30)	(5)	—	(5)
Less: Related amortization of DAC/VOBA (1)	—	—	(819)	(117)	(29)	—	(29)

PRE-TAX OPERATING INCOME	$23,707	$24,673	$29,218	$32,700	$23,485	$23,707	$23,485

Life Marketing Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2013	2013	2013	2013	2014	2013	2014

SALES BY PRODUCT
Traditional	$292	$409	$390	$202	$149	$292	$149
Universal life	46,995	44,181	32,261	29,991	28,181	46,995	28,181
Bank-owned life insurance	—	—	—	—	—	—	—
Total	$47,287	$44,590	$32,651	$30,193	$28,330	$47,287	$28,330

SALES BY DISTRIBUTION
Independent agents	$31,537	$31,108	$23,395	$22,140	$21,515	$31,537	$21,515
Stockbrokers/banks	15,303	12,920	8,608	7,512	6,224	15,303	6,224
BOLI/other	447	562	648	541	591	447	591
Total	$47,287	$44,590	$32,651	$30,193	$28,330	$47,287	$28,330

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$437,245,336	$430,900,880	$423,831,748	$417,123,348	$411,206,813	$437,245,336	$411,206,813
Universal life	91,692,734	101,045,737	109,933,560	117,217,198	124,300,639	91,692,734	124,300,639
Total	$528,938,070	$531,946,617	$533,765,308	$534,340,546	$535,507,452	$528,938,070	$535,507,452

AVERAGE ACCOUNT VALUES
Universal life	$6,726,549	$6,866,731	$7,003,612	$7,064,117	$7,109,742	$6,726,549	$7,109,742
Variable universal life	411,880	446,231	468,595	503,897	529,816	411,880	529,816
Total	$7,138,429	$7,312,962	$7,472,207	$7,568,014	$7,639,558	$7,138,429	$7,639,558

(1) During the third quarter of 2013, we began allocating realized gains and losses, associated amortization of DAC, and benefits and settlement expenses to certain of our segments to better reflect the economics of the investments supporting these segments. Prior year realized gains and losses are not comparable to the current year presentation.

Draft 5/7/2014

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$208,726	$208,194	$194,379	$317,826	$295,830	$208,726	$295,830
Reinsurance ceded	(96,605)	(102,654)	(92,970)	(117,419)	(100,369)	(96,605)	(100,369)
Net premiums and policy fees	112,121	105,540	101,409	200,407	195,461	112,121	195,461
Net investment income	134,669	134,686	133,695	214,248	216,102	134,669	216,102
Other income	1,014	1,015	1,004	3,891	4,061	1,014	4,061
Total operating revenues	247,804	241,241	236,108	418,546	415,624	247,804	415,624
RIGL - investments	(14,043)	(124,691)	(24,992)	3,661	71,115	(14,043)	71,115
RIGL - derivatives	16,726	145,143	28,951	12,125	(59,791)	16,726	(59,791)
Total revenues	250,487	261,693	240,067	434,332	426,948	250,487	426,948

BENEFITS & EXPENSES
Benefits and settlement expenses	179,449	177,901	173,423	308,843	308,364	179,449	308,364
Amortization of deferred policy acquisition costs and value of business acquired	18,213	18,661	18,030	16,932	18,062	18,213	18,062
Other operating expenses	15,765	15,244	15,226	32,009	28,202	15,765	28,202
Operating benefits and expenses	213,427	211,806	206,679	357,784	354,628	213,427	354,628
Amortization related to benefits and settlement expenses	—	—	104	11,666	7,500	—	7,500
Amortization of DAC/VOBA related to realized gains (losses) - investments	173	943	398	(588)	510	173	510
Total benefits and expenses	213,600	212,749	207,181	368,862	362,638	213,600	362,638

INCOME BEFORE INCOME TAX	36,887	48,944	32,886	65,470	64,310	36,887	64,310

Adjustments to Reconcile to Operating Income:
Less: RIGL	2,683	20,452	3,959	15,786	11,324	2,683	11,324
Less: amortization related to benefits and settlement expenses	—	—	(104)	(11,666)	(7,500)	—	(7,500)
Less: Related amortization of DAC/VOBA	(173)	(943)	(398)	588	(510)	(173)	(510)

PRE-TAX OPERATING INCOME	$34,377	$29,435	$29,429	$60,762	$60,996	$34,377	$60,996

Draft 5/7/2014

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$28,552	$32,965	$34,870	$35,930	$36,272	$28,552	$36,272
Reinsurance ceded	—	—	—	—	—	—	—
Net premiums and policy fees	28,552	32,965	34,870	35,930	36,272	28,552	36,272
Net investment income	118,557	116,789	116,699	116,277	117,466	118,557	117,466
RIGL - derivatives	(12,923)	(14,588)	(15,782)	(16,444)	(16,987)	(12,923)	(16,987)
Other income	26,795	30,600	33,295	34,821	35,430	26,795	35,430
Total operating revenues	160,981	165,766	169,082	170,584	172,181	160,981	172,181
RIGL - investments	1,773	8,218	236	(1,809)	609	1,773	609
RIGL - derivatives, net of economic cost	2,175	12,041	26,987	(1,482)	(28,133)	2,175	(28,133)
Total Revenues	164,929	186,025	196,305	167,293	144,657	164,929	144,657

BENEFITS & EXPENSES
Benefits and settlement expenses	80,671	82,170	80,963	77,652	77,859	80,671	77,859
Amortization of deferred policy acquisition costs and value of business acquired	10,654	15,763	11,246	10,544	14,372	10,654	14,372
Other operating expenses	26,258	31,451	26,007	28,904	28,307	26,258	28,307
Operating benefits and expenses	117,583	129,384	118,216	117,100	120,538	117,583	120,538
Amortization related to benefits and settlement expenses	(601)	(255)	(2,276)	1,096	2,233	(601)	2,233
Amortization of DAC related to realized gains (losses) - investments	1,455	4,645	8,565	(38)	(8,287)	1,455	(8,287)
Total benefits and expenses	118,437	133,774	124,505	118,158	114,484	118,437	114,484

INCOME BEFORE INCOME TAX	46,492	52,251	71,800	49,135	30,173	46,492	30,173

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	1,773	8,218	236	(1,809)	609	1,773	609
Less: RIGL - derivatives, net of economic cost	2,175	12,041	26,987	(1,482)	(28,133)	2,175	(28,133)
Less: amortization related to benefits and settlement expenses	601	255	2,276	(1,096)	(2,233)	601	(2,233)
Less: related amortization of DAC	(1,455)	(4,645)	(8,565)	38	8,287	(1,455)	8,287

PRE-TAX OPERATING INCOME	$43,398	$36,382	$50,866	$53,484	$51,643	$43,398	$51,643

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2013	2013	2013	2013	2014	2013	2014

SALES
Variable Annuity	$579,698	$718,884	$357,484	$210,428	$180,205	$579,698	$180,205
Immediate Annuity	10,112	15,080	17,110	15,715	12,272	10,112	12,272
Single Premium Deferred Annuity	103,590	93,385	40,764	27,487	15,767	103,590	15,767
Market Value Adjusted Annuity	1,333	2,986	13,459	12,432	12,065	1,333	12,065
Fixed Indexed Annuity	318	26,647	109,381	203,329	196,050	318	196,050
Total	$695,051	$856,982	$538,198	$469,391	$416,359	$695,051	$416,359

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$25,877	$23,812	$32,929	$35,268	$33,145	$25,877	$33,145
Fixed Annuity	17,521	12,570	17,937	18,216	19,747	17,521	19,747
Other	—	—	—	—	(1,249)	—	(1,249)
Total	$43,398	$36,382	$50,866	$53,484	$51,643	$43,398	$51,643

DEPOSIT BALANCE
VA Fixed Annuity	$470,656	$483,958	$398,150	$292,297	$230,679
VA Separate Account Annuity	10,078,475	10,594,528	11,323,019	12,024,883	12,198,030
Sub-total	10,549,131	11,078,486	11,721,169	12,317,180	12,428,709
Fixed Annuity	7,878,568	7,865,892	7,899,040	7,983,406	7,888,750
Total	$18,427,699	$18,944,378	$19,620,209	$20,300,586	$20,317,459

Draft 5/7/2014

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Net investment income	$30,074	$33,651	$29,478	$30,595	$27,778	$30,074	$27,778
Other income	—	—	—	759	—	—	—
Total operating revenues	30,074	33,651	29,478	31,354	27,778	30,074	27,778
RIGL - derivatives	368	(558)	(63)	63	39	368	39
RIGL - investments	1,478	1,375	(4,207)	(223)	2	1,478	2
Total revenues	31,920	34,468	25,208	31,194	27,819	31,920	27,819

BENEFITS & EXPENSES
Benefits and settlement expenses	11,603	10,683	9,639	9,868	9,808	11,603	9,808
Amortization of deferred policy acquisition costs and value of business acquired	81	96	110	111	100	81	100
Other operating expenses	546	408	523	328	473	546	473
Total benefits and expenses	12,230	11,187	10,272	10,307	10,381	12,230	10,381

INCOME BEFORE INCOME TAX	19,690	23,281	14,936	20,887	17,438	19,690	17,438

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	368	(558)	(63)	63	39	368	39
Less: RIGL - investments	1,478	1,375	(4,207)	(223)	2	1,478	2

PRE-TAX OPERATING INCOME	$17,844	$22,464	$19,206	$21,047	$17,397	$17,844	$17,397

Stable Value Products Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2013	2013	2013	2013	2014	2013	2014

SALES
GIC	$112,020	$205,284	$80,200	$97,078	$25,850	$112,020	$25,850
GFA - Direct Institutional	—	—	—	—	—	—	—
Total	$112,020	$205,284	$80,200	$97,078	$25,850	$112,020	$25,850

DEPOSIT BALANCE
Quarter End Balance	$2,544,609	$2,579,172	$2,531,262	$2,559,552	$2,537,504
Average Daily Balance	$2,543,906	$2,542,096	$2,503,294	$2,560,588	$2,580,025

OPERATING SPREAD	2.81%	3.53%	3.07%	3.29%	2.70%

ADJUSTED OPERATING SPREAD (1)	2.55%	2.67%	2.69%	2.77%	2.62%

(1) Excludes participating mortgage loan income and other income

Draft 5/7/2014

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$66,186	$68,203	$66,604	$66,924	$67,274	$66,186	$67,274
Reinsurance ceded	(31,083)	(32,652)	(32,681)	(33,097)	(33,324)	(31,083)	(33,324)
Net premiums and policy fees	35,103	35,551	33,923	33,827	33,950	35,103	33,950
Net investment income	5,854	5,782	5,804	5,739	5,729	5,854	5,729
Other income	26,614	30,480	31,768	27,872	26,704	26,614	26,704
Total operating revenues	67,571	71,813	71,495	67,438	66,383	67,571	66,383

BENEFITS & EXPENSES
Benefits and settlement expenses	24,658	25,964	26,384	24,690	24,620	24,658	24,620
Amortization of deferred policy acquisition costs and value of business acquired	7,462	7,607	7,402	8,034	6,645	7,462	6,645
Other operating expenses	29,370	30,858	30,882	28,211	28,749	29,370	28,749
Total benefits and expenses	61,490	64,429	64,668	60,935	60,014	61,490	60,014

INCOME BEFORE INCOME TAX	6,081	7,384	6,827	6,503	6,369	6,081	6,369
PRE-TAX OPERATING INCOME	$6,081	$7,384	$6,827	$6,503	$6,369	$6,081	$6,369

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2013	2013	2013	2013	2014	2013	2014

SALES
Credit insurance	$7,334	$9,852	$9,105	$7,346	$6,842	$7,334	$6,842
Service contracts	82,035	99,153	102,796	85,530	81,912	82,035	81,912
GAP products	14,766	17,453	18,140	16,287	16,747	14,766	16,747
Total	$104,135	$126,458	$130,041	$109,163	$105,501	$104,135	$105,501

Draft 5/7/2014

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

REVENUES
Gross premiums and policy fees	$4,678	$4,631	$4,556	$4,295	$4,409	$4,678	$4,409
Reinsurance ceded	—	(4)	(4)	(3)	(1)	—	(1)
Net premiums and policy fees	4,678	4,627	4,552	4,292	4,408	4,678	4,408
Net investment income	41,232	45,258	38,664	38,665	37,125	41,232	37,125
Other income	1,269	2,488	583	16,892	331	1,269	331
Total operating revenues	47,179	52,373	43,799	59,849	41,864	47,179	41,864
RIGL - investments	2,063	1,120	(2,829)	3,009	(1,401)	2,063	(1,401)
RIGL - derivatives	1,039	1,843	1,233	1,277	(478)	1,039	(478)
Total revenues	50,281	55,336	42,203	64,135	39,985	50,281	39,985

BENEFITS & EXPENSES
Benefits and settlement expenses	5,334	5,330	5,701	5,965	4,325	5,334	4,325
Amortization of deferred policy acquisition costs and value of business acquired	179	165	160	121	119	179	119
Other operating expenses	59,998	49,361	52,189	59,259	52,275	59,998	52,275
Total benefits and expenses	65,511	54,856	58,050	65,345	56,719	65,511	56,719

INCOME (LOSS) BEFORE INCOME TAX	(15,230)	480	(15,847)	(1,210)	(16,734)	(15,230)	(16,734)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	2,063	1,120	(2,829)	3,009	(1,401)	2,063	(1,401)
Less: RIGL - derivatives	1,039	1,843	1,233	1,277	(478)	1,039	(478)

PRE-TAX OPERATING INCOME (LOSS)	$(18,332)	$(2,483)	$(14,251)	$(5,496)	$(14,855)	$(18,332)	$(14,855)

Draft 5/7/2014

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), and benefits and settlement expenses. Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 5/7/2014

Reconciliation of Segment Operating
Income (Loss) to Net Income

(Dollars In Thousands)	1ST QTR	1ST QTR
(Unaudited)	2013	2014

Life Marketing	$23,707	$23,485
Acquisitions	34,377	60,996
Annuities	43,398	51,643
Stable Value Products	17,844	17,397
Asset Protection	6,081	6,369
Corporate & Other	(18,332)	(14,855)
Total Pre-tax operating income	107,075	145,035

Realized Investment Gains (Losses) - Investments	(9,756)	68,533
Realized Investment Gains (Losses) - Derivatives	20,308	(88,363)
Income Tax Expense	(39,336)	(41,566)

Net income	$78,291	$83,639

Draft 5/7/2014

Reconciliation of Operating Income per Diluted Share to Net Income per Diluted Share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2013	2013	2013	2013	2014	2013	2014

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.89	$0.96	$0.98	$1.43	$1.19	$0.89	$1.19
RIGL - Derivatives per share-diluted	0.16	1.27	0.46	0.10	(0.71)	0.16	(0.71)
RIGL - All Other Investments-diluted	(0.08)	(0.96)	(0.29)	(0.06)	0.55	(0.08)	0.55
Net income per share-diluted	$0.97	$1.27	$1.15	$1.47	$1.03	$0.97	$1.03

Draft 5/7/2014

Reconciliation of Total Shareowners’ Equity per Share to Total Shareowners’ Equity (Excl. AOCI) per share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2013	2013	2013	2013	2014

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$57.89	$48.91	$46.31	$47.28	$54.09
Less: Accumulated other comprehensive income (loss)	20.39	10.21	6.69	6.29	12.38
Excluding accumulated other comprehensive income (loss)	$37.50	$38.70	$39.62	$40.99	$41.71

Draft 5/7/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended March 31, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2013	9/30/2013	12/31/2013	3/31/2014	3/31/2014
NUMERATOR:
Net income	$103,199	$93,061	$118,913	$83,639	$398,812
Less:
Realized investment gains (losses), net of income tax
Investments	(74,086)	(18,323)	3,193	45,840	(43,376)
Derivatives	103,004	37,120	7,789	(57,436)	90,477
Related amortization of DAC and VOBA, net of income tax	(3,466)	(5,260)	(7,984)	(1,293)	(18,003)

Operating Income	$77,747	$79,524	$115,915	$96,528	$369,714

			Total
			Shareowners’
		Accumulated	Equity Excluding
	Total	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2013	$4,541,292	$1,599,323	$2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
March 31, 2014	4,265,066	976,764	3,288,302
Total			$15,600,240

Average			$3,120,048

Operating Income Return on Average Equity			11.8%

Draft 5/7/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended March 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2012	9/30/2012	12/31/2012	3/31/2013	3/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$281,722
Less:
Realized investment gains (losses), net of income tax
Investments	33,790	74,099	(7,018)	(5,674)	95,197
Derivatives	(25,943)	(80,978)	(9,630)	13,200	(103,351)
Related amortization of DAC and VOBA, net of income tax	(2,561)	4,385	3,698	(667)	4,855

Operating Income	$70,869	$62,974	$79,746	$71,432	$285,021

					Total
					Protective Life
					Corporation’s
			Total		Shareowners’
			Protective Life	Accumulated	Equity Excluding
			Corporation’s	Other	Accumulated Other
			Shareowners’	Comprehensive	Comprehensive
			Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2012			$3,785,810	$1,001,803	$2,784,007
June 30, 2012			4,147,234	1,318,336	2,828,898
September 30, 2012			4,565,855	1,716,766	2,849,089
December 31, 2012			4,615,183	1,736,722	2,878,461
March 31, 2013			4,541,292	1,599,323	2,941,969
Total					$14,282,424

Average					$2,856,485

Operating Income Return on Average Equity					10.0%

Draft 5/7/2014

Calculation of Net Income

Return on Average Equity

Rolling Twelve Months Ended March 31, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2013	9/30/2013	12/31/2013	3/31/2014	3/31/2014
NUMERATOR:
Net income	$103,199	$93,061	$118,913	$83,639	$398,812

					Total
					Shareowners’
				Accumulated	Equity Excluding
			Total	Other	Accumulated Other
			Shareowners’	Comprehensive	Comprehensive
			Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2013			$4,541,292	$1,599,323	$2,941,969
June 30, 2013			3,837,991	801,194	3,036,797
September 30, 2013			3,638,532	526,088	3,112,444
December 31, 2013			3,714,794	494,066	3,220,728
March 31, 2014			4,265,066	976,764	3,288,302
Total					$15,600,240

Average					$3,120,048

Net income Return on Average Equity					12.8%

Draft 5/7/2014

Calculation of Net Income Available to PLC’s

Common Shareowners Return on Average Equity

Rolling Twelve Months Ended March 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2012	9/30/2012	12/31/2012	3/31/2013	3/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$281,722

					Total
					Protective Life
					Corporation’s
			Total		Shareowners’
			Protective Life	Accumulated	Equity Excluding
			Corporation’s	Other	Accumulated Other
			Shareowners’	Comprehensive	Comprehensive
			Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
March 31, 2012			$3,785,810	$1,001,803	$2,784,007
June 30, 2012			4,147,234	1,318,336	2,828,898
September 30, 2012			4,565,855	1,716,766	2,849,089
December 31, 2012			4,615,183	1,736,722	2,878,461
March 31, 2013			4,541,292	1,599,323	2,941,969
Total					$14,282,424

Average					$2,856,485

Net income available to PLC’s common shareowners Return on Average Equity					9.9%